UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 29, 2013

COGNEX CORPORATION
(Exact name of registrant as specified in charter)

Massachusetts	001-34218	04-2713778
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Vision Drive Natick, Massachusetts 01760-2059
(Address, including zip code, of principal executive offices)

(508) 650-3000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02          Results of Operations and Financial Condition

On July 29, 2013, Cognex Corporation (the “Company”) issued a news release to report its financial results for the quarter ended June 30, 2013.  The release is furnished as Exhibit 99.1 hereto.  The information in Item 2.02 of this Current Report on Form 8-K, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Item 8.01          Other Events

On July 29, 2013, the Company also announced that its Board of Directors has declared a two-for-one split of the Company’s common stock.  The split will be effected in the form of a stock dividend payable on September 16, 2013 to shareholders of record on August 26, 2013.

Item 9.01          Financial Statements and Exhibits

(d)        Exhibits

Exhibit No.	Description

99.1	News release, dated July 29, 2013, by Cognex Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNEX CORPORATION

Dated:	July 29, 2013	By: /s/ Richard A. Morin
Richard A. Morin
Executive Vice President of Finance and Administration
and Chief Financial Officer